Exhibit 10.74

AMENDED AND RESTATED

LICENSE AGREEMENT

This Amended and Restated License Agreement (“Agreement”) dated and effective as of January 1, 2011 (“Effective Date”) is by and between:

Cyberonics, Inc., a corporation organized under the laws of the State of Delaware, having its principal office at 100 Cyberonics Boulevard, Houston, Texas 77058 (“CYBX”)

and

Flint Hills Scientific, L.L.C., a limited liability company organized under the laws of the State of Kansas, having its principal office at 2513 Via Linda Drive, Lawrence,  Kansas 66047 (“FHS”)

(each a “Party” and both collectively the “Parties”).

1.	BACKGROUND
1.1 FHS owns or will own certain patents and patent applications under which CYBX desires to obtain or maintain a license.

1.2 FHS and CYBX entered into a License Agreement effective October 19, 2009 (the “Original License”) granting CYBX a license under certain patents and patent applications that CYBX desired to license.

1.3 CYBX now desires to maintain and broaden its license under the patents and applications licensed in the Original License and to obtain a license under certain additional FHS patents and patent applications.

1.4 FHS is willing to maintain and broaden and grant such licenses to CYBX on the terms and conditions set forth below.

Therefore, in consideration of the mutual promises contained in this Agreement, the Parties agree as follows:

2.	DEFINITIONS

2.1 “Affiliate” is any entity that directly or indirectly controls, is controlled by, or is under common control with any other entity, and for such purpose “control” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

2.2 ***
2.3 ***

2.4 “Clinicals” means any clinical trials on humans or animals of one or more Licensed Products such as those that are required to be performed in order to obtain approval or clearance from a Regulatory Agency before commencing commercial marketing and sale of such Licensed Products.

2.5 “Co-Licensed Patents” are the patents and patent applications listed in Attachment 1 and their respective Patent Families.
2.6 “Cooling Patents” are the patents and patent application so designated on Attachment 2 and the Patent Family thereof.

***	Portions of this page have been omitted pursuant to a Confidential Treatment request and filed separately with the Commission.

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2.7 ***
2.8 “EKG Logging Patents” are the patent applications so designated on Attachment 1 and the Patent Family thereof.
2.9 “Exclusive Patents” are the Cooling Patents and the Optioned Patents.
2.10 “FHS Inventions” are all inventions within the Field of Use owned by FHS as of the Effective Date, plus all inventions within the Field of Use owned by FHS during the Term.
2.11 “Field of Use” means ***.

2.12 “Fiscal Quarter” means the usual and customary CYBX fiscal quarter, used for internal accounting and public reporting purposes, of approximately three (3) months ending on the last Friday in July, October, January, and April.

2.13 “Fiscal Year” means the usual and customary CYBX fiscal year, used for internal accounting and public reporting purposes, of approximately twelve (12) months ending on the last Friday in April.

2.14 “Force Majeure” means any unforeseen causes beyond a Party’s control including, without limitation, acts of God or public enemy, acts or other order of a government, fire, flood or other natural disasters, embargoes, accidents, explosions, strikes or other labor disturbances (regardless of the reasonableness of the demands of labor), shortage of fuel, power or raw materials, inability to obtain or delays of transportation facilities, incidents of war, or other unforeseen events causing the inability of a Party, acting in good faith with due diligence, to perform its obligations under this Agreement.

2.15 “IDE” means an application for an investigational device exemption pursuant to the Federal Food, Drug, and Cosmetic Act and Title 21 of the Code of Federal Regulations, Part 812.
2.16 “License Fees” has the meaning set forth in Article 4.1.

2.17 “Licensed Method” is any method, procedure or service (i) the use of which would, but for the actor’s rights under the Licensed Patents, infringe at least one Valid Claim of a Licensed Patent, or (ii) (A) used in any country in the world in which CYBX elected not to file an Optioned Patent Application and (B) which, had it been used in the U.S., would, but for the actor’s rights under the Optioned Patents, infringe at least one Valid Claim of an Optioned Patent, or (iii) which, had it been used in the U.S., would, but for the actor’s rights under any Licensed Patent, infringe at least one Valid Claim of any such Licensed Patent.

***	Portions of this page have been omitted pursuant to a Confidential Treatment request and filed separately with the Commission.

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2.18 “Licensed Patents” are the Co-Licensed Patents, the Non-Exclusive Patents, and the Exclusive Patents.

2.19 “Licensed Product” is any product, device, method, procedure, software, system or service (i) the making, using, or selling of which would, but for the actor’s rights under the Licensed Patents, infringe at least one Valid Claim of a Licensed Patent, or (ii) (A) made, used, or sold in any country in the world in which CYBX elected not to file an Optioned Patent Application and (B) which, had it been made, used, or sold in the U.S., would, but for the actor’s rights under the Optioned Patents, infringe at least one Valid Claim of an Optioned Patent, or (iii) which, had it been made, used, or sold in the U.S., would, but for the actor’s rights under any Licensed Patent, infringe at least one Valid Claim of any such Licensed Patent.

2.20 “Loss” has the meaning set forth in Article 10.1.
2.21 “Minimum Royalty” means the $*** Minimum Royalty, the $*** Minimum Royalty or the $*** Minimum Royalty, as defined in Article 4.3.1, Article 4.3.3 and Article 4.3.4, respectively.

2.22 “Net Sales” is the revenue invoiced for the sale of Licensed Products to unaffiliated third parties, less the following amounts to the extent included in invoiced amounts:  (i) discounts, including cash discounts, or rebates actually allowed or granted; (ii) credits or allowances actually granted upon claims or returns regardless of the party requesting the return; (iii) freight charges paid by the billing party for delivery; and (iv) taxes or other governmental charges levied on or measured by the invoiced amount whether absorbed by the billing or the billed party.

2.23 “Non-Exclusive Patents” are the patent application listed in Attachment 3 and the Patent Family thereof.
2.24 “Optioned Patents” are any patents that may issue from Optioned Patent Applications and their respective Patent Families.

2.25 “Optioned Patent Applications” means any patent applications covering FHS Inventions that CYBX designates as such pursuant to Article 7.1 (including, without limitation, all those identified on Attachment 2, other than the patent application within the Cooling Patents).

2.26 “Patent Applications” means any patent applications claiming priority, in whole or in part, to a Licensed Patent.

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2.27 “Patent Family” means:
(i) a particular patent or patent application, or a group of patents and/or patent applications so designated in Appendices 1, 2, and 3;

(ii) any patent application, patent or similar form of legal protection in any country from which anything subject to (i) above claims priority, either directly or indirectly, including as a continuation, divisional, substitute or continuation-in-part application, or any application on which anything subject to (i) above claims priority under any foreign patent laws or any international treaty such as, but not limited to, the International Convention for the Protection of Industrial Property;

(iii) any patent application, patent or similar form of legal protection in any country claiming priority from, or claiming substantially the same subject matter as, anything subject to (i) or (ii) above, including continuation, divisional, substitute or continuation-in-part applications, and any rights under any foreign patent laws or any international treaty such as, but not limited to, the International Convention for the Protection of Industrial Property;

(iv) any extension, renewal, reissue application or reexamination application, based on or claiming priority on anything subject to (i)-(iii) above; and

(v) any and all patents (including, but not limited to, utility models, design patents, patents of addition, patents of improvement and patents of importation) or similar form of protection issuing on anything subject to (i)-(iv) above.

2.28 “PTF Patents” are the patents and patent applications so designated on Attachment 1 and the Patent Family thereof.
2.29 “Regulatory Agency” means the U.S. Food and Drug Administration, U.S. Department of Health and Human Services, or any foreign government equivalent.
2.30 “Reports” has the meaning set forth in Article 5.1.

2.31 “Sublicensees” means any individual or entity, other than CYBX’s Affiliates, that has a sublicense under any of the Licensed Patents, which sublicense has been obtained directly or indirectly from CYBX.

2.32 “Term” has the meaning as set forth in Article 11.1.

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2.33 “Valid Claim” is an unexpired, issued claim in a Licensed Patent that has not been held invalid or unenforceable by a decision of a court or other governmental agency of competent jurisdiction, unappealable or not appealed within the time allowed for appeal, and that has not been admitted to be invalid by the FHS or its successors or assigns through reissue or disclaimer.

2.34 “VNS Patents” are the patents and patent application so designated on Attachment 1 and the Patent Family thereof.
2.35 “510(k)” is the pre-market notification for medical devices as described under the Federal Food, Drug, and Cosmetic Act and Title 21 of the Code of Federal Regulations, Part 807, Subpart E.
3.	GRANTS OF LICENSES AND SUBLICENSING RIGHTS

3.1 License Grant to Co-Licensed Patents.  Subject to the terms and conditions of this Agreement, to a pre-existing, non-exclusive, worldwide and perpetual license to *** without the right to sublicense, and to any rights of the United States Government in the PTF Patents pursuant to National Institutes of Health Grant No. ***, FHS grants CYBX an exclusive worldwide license for the Field of Use under the Co-Licensed Patents (other than the *** and the ***) to make, have made for, use, have used for, sell, have sold for, offer to sell, import and/or otherwise dispose of Licensed Products, and to practice, have practiced for, teach and have taught for Licensed Methods.

3.2 License Grant to VNS Patents and EKG Logging Patents.  Subject to the terms and conditions of this Agreement and to a pre-existing, non-exclusive, worldwide and perpetual license to Medtronic, Inc. without the right to sublicense, FHS grants CYBX an exclusive worldwide license under the *** and the *** to make, have made for, use, have used for, sell, have sold for, offer to sell, import and/or otherwise dispose of Licensed Products, and to practice, have practiced for, teach and have taught for Licensed Methods.

3.3 License Grant to Exclusive Patents.  Subject to the terms and conditions of this Agreement, FHS grants CYBX an exclusive, worldwide license for the Field of Use under the Exclusive Patents to make, have made for, use, have used for, sell, have sold for, offer to sell, import and/or otherwise dispose of Licensed Products, and to practice, have practiced for, teach and have taught for Licensed Methods.

3.4 License Grant to Non-Exclusive Patents.  Subject to the terms and conditions of this Agreement and to any rights of any third parties pursuant to that certain *** or otherwise, FHS grants CYBX a non-exclusive, worldwide license for the Field of Use under the Non-Exclusive Patents to make, have made for, use, have used for, sell, have sold for, offer to sell, import and/or otherwise dispose of Licensed Products, and to practice, have practiced for, teach and have taught for Licensed Methods.

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3.5 Sublicenses. CYBX shall have the right to grant sublicenses under the Licensed Patents, subject to the terms and conditions of this Article 3.5.

3.5.1 CYBX shall have the right to extend the licenses granted herein to any of its Affiliates, upon the terms and conditions of this Agreement, and CYBX shall be responsible for the performance by such Affiliates to which the licenses have been extended of all of CYBX’s obligations hereunder, including, without limitation, the payment of earned royalties on Net Sales by such Affiliates.

3.5.2 CYBX shall have the right to grant sublicenses under the Licensed Patents to third parties other than CYBX’s Affiliates, upon the terms and conditions of this Agreement.  CYBX shall provide written notice to FHS within thirty (30) days after the effective date of any sublicense granted to a third party.  The notice shall identify the Sublicensee, but need not disclose the terms of the sublicense.

3.5.3 Subject to the terms and conditions of this Agreement, the granting by CYBX of sublicenses shall be within the discretion of CYBX, and CYBX shall have the sole power to determine whether or not to grant sublicenses and the royalty rates and terms and conditions of any such sublicenses.

3.5.4 All extensions by CYBX pursuant to Article 3.5.1 and all sublicenses granted by CYBX pursuant to Article 3.5.2 shall immediately and automatically terminate and be of no further force or effect upon any termination of this Agreement.

4.	PAYMENTS

4.1 License Fees.  In consideration for the execution of this Agreement and for the licenses granted to CYBX under Article 3, CYBX shall pay FHS the following license fees (“License Fees”):  *** All License Fees shall be wired pursuant to instructions from FHS.

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4.2 Royalty.  In further consideration for the licenses granted to CYBX under Article 3, CYBX shall pay FHS (i) earned royalties of *** of Net Sales by CYBX and its Affiliates, (ii) earned royalties of *** of Net Sales by Sublicensees and (iii) royalties equal to *** of all amounts, payments and other tangible consideration received by CYBX from Sublicensees, other than ongoing earned royalties from Net Sales by Sublicensees; provided that ongoing earned royalties does not include advances, prepayments, minimums and the like of ongoing earned royalties; provided further that to the extent FHS receives its *** share of such advances, prepayments, minimums, and the like, if CYBX, because of the application of any credit with respect thereto, receives a reduced amount from a Sublicensee of earned royalties to which CYBX was otherwise entitled, then FHS shall be obligated to refund to CYBX FHS’s proportionate share of such reduction within thirty (30) days after CYBX has given notice and proof to FHS confirming CYBX having incurred such reduction and providing details regarding the calculation of any amounts owed by FHS to CYBX in connection therewith; and provided further that if CYBX is obligated to refund or otherwise return any portion of such amounts, payments or other tangible consideration to said Sublicensee, then FHS shall be required to pay to CYBX, within thirty (30) days after CYBX has given notice and proof to FHS confirming such refund or return and providing details regarding the calculation of any amounts owed by FHS to CYBX in connection therewith, an amount equal to *** of the amount refunded or returned by CYBX.

4.2.1 If any Licensed Product is subject to the payment by CYBX to FHS of more than one royalty under this Agreement and/or any other agreement between CYBX and FHS existing as of the Effective Date, CYBX shall only be required to pay to FHS the highest single royalty applicable to that Licensed Product.

4.2.2 If any Licensed Product made, used, or sold by CYBX or any of its Affiliates or Sublicensees for which FHS is entitled to a royalty under this Article 4.2 is a Licensed Product pursuant to Article 2.18(iii) but not Article 2.18(i) or (ii) is made, used, or sold by CYBX or any of its Affiliates or Sublicensees at a time in a country in which a third party in the same country is making, using or selling a product that does not infringe at least one Valid Claim of any Licensed Patent in that country, but which had it been made, used or sold in the United States, would infringe at least one Valid Claim of a Licensed Patent, then the royalty with respect to such Licensed Product shall be reduced to ***.

4.2.3 No earned royalties shall be payable on Net Sales in a particular country in conjunction with any Clinicals conducted prior to commercial marketing approval by the Regulatory Authority for that country.

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4.2.4 CYBX shall make all payments under this Article 4.2 on a quarterly basis within thirty (30) days after the end of each Fiscal Quarter for royalties (i) earned as to Net Sales by CYBX and CYBX’s Affiliates during such Fiscal Quarter, (ii) earned as to Net Sales by Sublicensees during their respective fiscal quarters ending during such Fiscal Quarter, provided that in the case of any Sublicensee with respect to which CYBX has not received by the end of such Fiscal Quarter sufficient documentation or information to determine the amount to be paid by CYBX to FHS with respect to the Net Sales by such Sublicensee, then CYBX may extend the due date of payment of the amount due to FHS solely in regard to such Sublicensee to the earlier of (A) fifteen (15) days after the receipt by CYBX of such documentation or information or (B) seventy (70) days after the end of such Fiscal Quarter, or (iii) earned during such Fiscal Quarter pursuant to Article 4.2(iii).

4.2.5 If, after the end of a Fiscal Year, the total amount of earned royalties paid or payable for the Fiscal Year is less than the applicable Minimum Royalty for such Fiscal Year, if any, then in addition to the earned royalties, if any, payable for the fourth Fiscal Quarter of such Fiscal Year, CYBX shall pay FHS, at the time the fourth Fiscal Quarter royalty would be due, the difference between the applicable Minimum Royalty and such total.

4.2.6 All License Fees paid by CYBX pursuant to Article 4.1, all amounts paid by CYBX pursuant to Article 4.2.5 to meet its Minimum Royalty obligations, all amounts paid by CYBX pursuant to Article 7.5.4(ii) (other than with respect to Exclusive Patents) and all amounts paid by CYBX pursuant to Article 8.1 shall be credited against earned royalties (but not credited against any Minimum Royalty obligation) payable by CYBX to FHS pursuant to this Article 4.2 until the aggregate of all such credits have been exhausted; provided, however, that any such credits may only be credited against future earned royalties at the rate of up to *** of each Fiscal Quarter royalty payment, such that under no circumstance may the actual earned royalties paid for any Fiscal Quarter be less than *** of the earned royalties that would be payable for such Fiscal Quarter in the absence of any such credits; and further provided, however, that any credits arising pursuant to Article 8.1 shall be applied only after all other then-applicable credits pursuant to this Article 4.2.6 have first been applied. It is understood that the only credits available pursuant to this Article 4.2.6 for amounts paid pursuant to Article 8.1 are for the *** per year required thereunder and not for any hours in excess of such minimum.

4.3 Minimum Royalty. CYBX shall pay FHS certain non-refundable minimum annual royalties as follows:

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4.3.1 CYBX shall pay FHS at least *** in earned royalties under Article 4.2 (the *** Minimum Royalty”) commencing in the Fiscal Year, and continuing in each Fiscal Year thereafter, during which CYBX first makes a commercial sale of a Licensed Product anywhere in the world, provided that such first commercial sale is on or before January 1 of that Fiscal Year.  In the event that such first commercial sale is after January 1 of a Fiscal Year, then CYBX’s obligation to pay the *** Minimum Royalty shall commence in the next Fiscal Year.

4.3.2 If CYBX has not filed an IDE or made a 510(k) submission for a Licensed Product by May 22, 2013, provided that CYBX does not already have an obligation to pay the *** Minimum Royalty pursuant to Article 4.3.1, then CYBX shall pay FHS at least *** in earned royalties under Article 4.2 commencing in the Fiscal Year that ends in April 2014.

4.3.3 For the Fiscal Year that ends in April 2015 and each Fiscal Year thereafter, without regard to whether CYBX already has an obligation to pay the *** Minimum Royalty pursuant to Article 4.3.1 or Article 4.3.2, CYBX shall pay FHS at least *** in earned royalties under Article 4.2 (the “*** Minimum Royalty”).

4.3.4 For the Fiscal Year that ends in April 2017 and each Fiscal Year thereafter, CYBX shall pay FHS at least *** in earned royalties under Article 4.2 (the “*** Minimum Royalty”).

4.4 Optioned Patent Fee.  CYBX shall pay FHS a fee upon the issuance of the first patent in each Patent Family included in the Optioned Patents.  The amount of this fee shall be *** for each of the first five such first patents and *** for each such first patent thereafter.  Such fees shall be paid within thirty (30) days of the date CYBX receives a copy of the applicable issued patent from FHS.

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5.	RECORD KEEPING, REPORTS, AUDIT, CURRENCY AND TAXES

5.1 Reports.  CYBX shall keep accurate books and records of (i) all Net Sales by CYBX and CYBX’s Affiliates, (ii) all documentation and information obtained from Sublicensees pertaining to Net Sales by Sublicensees, and (iii) all other documentation and information necessary for the computation of all payments paid or payable by CYBX to FHS under this Agreement, to the extent CYBX is in possession of such documentation and information.  Commencing with the first Fiscal Quarter in which (A) the first commercial sale of a Licensed Product anywhere in the world by CYBX or any of CYBX’s Affiliates is made, (B) the fiscal quarter of a Sublicensee ends in which such Sublicensee makes its first commercial sale of a Licensed Product anywhere in the world, or (C) CYBX first receives an earned royalty or other amount, payment, or tangible consideration from a Sublicensee, and continuing for each Fiscal Quarter thereafter, CYBX shall deliver to FHS written reports of Net Sales by CYBX and CYBX’s Affiliates for such Fiscal Quarter, Net Sales by Sublicensees during their respective fiscal quarters ending during such Fiscal Quarter, and all earned royalties or other amounts, payments, or tangible consideration received by CYBX from Sublicensees during such Fiscal Quarter (the “Reports”) on or before the day thirty (30) days following the end of each such Fiscal Quarter, provided that in the case of any Sublicensee with respect to which CYBX has not received by the end of such Fiscal Quarter sufficient documentation or information from such Sublicensee to determine the amount to be paid by CYBX to FHS with respect to the Net Sales by such Sublicensee, then CYBX may provide such documentation or information separate from the applicable Report at a later date, which shall be the earlier of (1) fifteen (15) days after the receipt by CYBX of such documentation or information or (2) seventy (70) days after the end of such Fiscal Quarter.  The Reports shall also include a calculation of earned royalties and any additional amounts due FHS, and shall be accompanied by payment of the monies due.

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5.2 Audit.  FHS, at its own expense, shall have the right upon at least thirty (30) days advance written notice to CYBX to nominate an independent accountant acceptable to and approved by CYBX (which approval shall not be unreasonably withheld or delayed).  Such accountant shall have access to the records of CYBX and CYBX’s Affiliates during reasonable business hours for the sole purpose of verifying the accuracy of any payments paid or payable by CYBX to FHS under this Agreement for the three (3) preceding Fiscal Years.  This right may not be exercised more than once in any Fiscal Year.  FHS shall solicit or receive only documentation and information relating solely to the accuracy of the Reports and corresponding payments.  CYBX shall be entitled to withhold approval of an accountant if the accountant refuses to agree to the terms of a reasonable confidentiality agreement that protects the confidential information of CYBX, CYBX’s Affiliates, and Sublicensees, except as necessary for disclosure to FHS to establish the accuracy of the Reports and corresponding payments.  If, as a result of any such verification, it shall be determined that CYBX made any underpayment to FHS, then CYBX shall immediately pay to FHS such underpaid amount plus interest thereon at the Wall Street Journal prime rate as it varies from time to time from the date that payment should have been made through and including the date on which payment is made.  In addition, if it shall be determined that such underpayment was *** or more of the amount due, then CYBX shall reimburse FHS for the full cost of such verification. In connection with any sublicense under the Licensed Patents, CYBX shall (i) include provisions in the sublicense of substantially the same scope as this Article 5.2, requiring the Sublicensee to (A) maintain accurate books and records of Net Sales by the Sublicensee, (B) permit CYBX to audit such books and records, and (C) pay for such audit on the same basis on which CYBX is required to pay FHS for any audit by FHS of CYBX’s books and records pursuant to this Article 5.2, (ii) make a good faith attempt to obtain the Sublicensee’s agreement to permit FHS to audit such books and records, (iii) exercise its right to audit such books and records upon the written request of FHS, provided that FHS agrees to pay the reasonable expenses of any such audit conducted at its request, subject to FHS being reimbursed for such expenses if the Sublicensee is required to reimburse CYBX for such expenses, and (iv) provide to FHS, upon the completion thereof, the results of any audit of such books and records conducted by CYBX, whether or not requested by FHS.

5.3 Currency.  All payments by CYBX under this Agreement, including those based on sales outside the U.S., shall be paid in United States Dollars.  The rate of exchange for such payments from sales in a foreign country shall be the same rate as that used for internal financial accounting purposes, in accordance with Generally Accepted Accounting Principles, as reported in the books of CYBX, CYBX’s Affiliates, or Sublicensees, as applicable.

5.4 Taxes.  CYBX will make all payments to FHS under this Agreement without deduction or withholding for taxes except to the extent that any such deduction or withholding is required by law in effect at the time of payment.

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5.4.1 Any tax required to be withheld on amounts payable under this Agreement will promptly be paid by CYBX on behalf of FHS to the appropriate governmental authority, and CYBX will furnish FHS with proof of payment of such tax.  Any such tax required to be withheld will be an expense of and borne by FHS.

5.4.2 CYBX and FHS will cooperate with respect to all documentation required by any taxing authority or reasonably requested by CYBX to secure a reduction in the rate of applicable withholding taxes.

5.4.3 If CYBX had a duty to withhold taxes in connection with any payment it made to FHS under this Agreement but CYBX failed to withhold, and such taxes were assessed against and paid by CYBX, then FHS will indemnify and hold harmless CYBX from and against such taxes (excluding any penalty or interest arising as a consequence of CYBX’s failure to withhold).  If CYBX makes a claim under this Article 5.4.3, it will comply with the obligations imposed by Article 5.4 as if CYBX had withheld taxes from a payment to FHS.

6.	ENFORCEMENT

6.1 Notice.  In the event that either Party becomes aware of an infringement in the Field of Use by a third party of any Licensed Patent, such Party shall notify the other of the infringement in writing within thirty (30) days thereof.

6.2 CYBX Enforcement.  CYBX shall have the right, but not the obligation, at its sole expense and with counsel of its own choice, to enforce the Licensed Patents in the Field of Use against any infringer, including the right to file suit for patent infringement naming FHS as a party, and the right to settle such suit without FHS’s consent.  Notwithstanding the foregoing, in no event shall CYBX enter into an agreement with a third party consenting to the invalidity or unenforceability of any Licensed Patent without the prior written consent of FHS.  FHS shall permit the use of its name in all such suits, sign all necessary papers, and do all reasonable things necessary, at CYBX’s expense, to facilitate the prosecution of such infringement suits.  CYBX shall incur no liability to FHS as a consequence of such litigation, the conduct of such litigation or any unfavorable decision resulting from it, including any decision holding any of the Licensed Patents invalid or unenforceable.

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6.3 Recoveries by CYBX.  If CYBX prevails in such a suit or settles with such third party infringer, any and all settlement amounts, damages, and costs recovered in connection therewith shall first be allocated to CYBX’s reasonable attorneys’ fees and expenses, and next towards payment to FHS of royalties based upon the sales of products or services by the infringing third-party equal to the amount FHS would have received from CYBX if CYBX had sold such products or services.  Such payment to FHS shall be made within thirty (30) days of CYBX’s receipt of such settlement amounts, damages, and costs recovered.  CYBX shall keep the balance remaining from any recoveries, by way of judgment, award, decree, or settlement resulting from such suit.

6.4 FHS Enforcement.  If within ninety (90) days following the notice required by Article 6.1 CYBX fails either to file suit to enforce the Licensed Patents or to give FHS written notice of its intent to file suit within a reasonable period of time, then FHS shall have the right, but not the obligation, at its sole expense and with counsel of its own choice, to enforce the Licensed Patents in the Field of Use against any infringer, and the right to settle such suit without CYBX’s consent.  Notwithstanding the foregoing, in no event shall FHS consent to the invalidity or unenforceability of any Licensed Patent without the prior written consent of CYBX.  FHS shall incur no liability to CYBX as a consequence of such litigation, the conduct of such litigation or any unfavorable decision resulting from it, including any decision holding any of the Licensed Patents invalid or unenforceable.

6.5 FHS Recoveries.  If FHS prevails in such a suit or settles with such third party infringer, any and all settlement amounts, damages, and costs recovered in connection therewith shall first be allocated to FHS’s reasonable attorneys’ fees and expenses, and next towards payment to FHS of royalties based upon the sales of products or services by the infringing third-party equal to the amount FHS would have received from CYBX if CYBX had sold such products or services.  FHS shall be entitled to keep *** of the balance remaining from any recoveries, by way of judgment, award, decree, or settlement resulting from such suit, and the remaining ***) of such balance shall be paid by FHS to CYBX within thirty (30) days of receipt by FHS of such settlement amounts, damages, and costs recovered.

7.	DISCLOSURE OF FHS INVENTIONS, PATENT PROSECUTION AND MAINTENANCE

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7.1 Disclosure of FHS Inventions. FHS shall promptly disclose in writing to CYBX all FHS Inventions made within the Term.  In the event that CYBX believes that any such disclosure is not sufficient in detail to enable the preparation of a patent application by an experienced patent attorney, CYBX shall give written notice to FHS to such effect within thirty (30) days after CYBX’s receipt of such disclosure.  If CYBX fails to give such notice with respect to any disclosure, then such disclosure shall be deemed sufficient in detail to enable the preparation of a patent application by an experienced patent attorney.  CYBX shall have ninety (90) days from receipt from FHS of a written disclosure of an FHS Invention, sufficient in detail to enable the preparation of a patent application by an experienced patent attorney, to give FHS written notice that CYBX desires to have FHS prepare and file one or more patent applications covering such FHS Invention and that such patent applications shall be Optioned Patent Applications.  If CYBX fails to provide notice to FHS designating such disclosure to be an Optioned Patent Application within said ninety (90) days, then such FHS Invention shall not be covered within the licenses granted under this Agreement.

7.2 Patent Prosecution. FHS is solely responsible for the preparation, filing, and prosecution of Patent Applications.

7.2.1 FHS shall use commercially reasonable efforts to prepare and file Optioned Patent Applications, to prosecute all Patent Applications, and to cause to issue as a patent each Patent Application that receives an allowance from the appropriate patent office. The foregoing shall not apply to any foreign Patent Application in any foreign country not designated by CYBX pursuant to Article 7.3.

7.2.2 The Parties shall consult with each other concerning the desirability of filing additional Patent Applications (continuations and divisionals) to seek an increase in the amount of protection afforded by the Licensed Patents.  Upon the reasonable request of CYBX, FHS shall prepare and file such Patent Applications.

7.3 Foreign Patent Prosecution.  FHS shall file Patent Applications in the foreign countries that may be designated in writing by CYBX to FHS on a timely basis, and CYBX shall be permitted to consult with FHS in the selection of foreign patent counsel and in the preparation and prosecution of the foreign Patent Applications.

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7.4 Abandonment.  FHS shall promptly notify CYBX in the event FHS decides to abandon, dedicate to the public or discontinue prosecution of any Patent Application or abandon, dedicate to the public or discontinue maintaining any Licensed Patent, provided that FHS shall be deemed not to have abandoned any foreign Patent Application in any foreign country not designated by CYBX pursuant to Article 7.3.  Such notification will be given at least sixty (60) days prior to the date on which any such Patent Application or Licensed Patent will become abandoned or dedicated to the public.  Thereafter, CYBX shall have the option, exercisable upon written notification to FHS, to assume full responsibility for the prosecution of any such Patent Application or the maintenance of any such Licensed Patent, in which event all right, title, and interest in and to such Patent Application or Licensed Patent shall be promptly assigned by FHS to CYBX, and thereafter, such Patent Application or Licensed Patent shall still be deemed to be a Patent Application or Licensed Patent under and subject to all of the terms and conditions of this Agreement, except any earned royalties with respect to any Licensed Product covered solely by such Licensed Patent or any Licensed Patent resulting from such Patent Application shall be at a rate of 0.8125%.

7.5 Payment for Invention Disclosures, Patent Applications and Patent Expenses.

7.5.1 CYBX shall pay FHS *** within thirty (30) days following the Effective Date for all unpaid services performed prior to October 1, 2010 by FHS pursuant to Article 7.2.1 with respect to Optioned Patent Applications or Article 7.2.2.

7.5.2 CYBX shall pay FHS for all services performed on or after the Effective Date by FHS pursuant to Article 7.2.1 with respect to Optioned Patent Applications, Article 7.2.2 or Article 7.3 or by *** pursuant to Article 8.1 or Article 8.2 at a rate of *** per hour (subject to an annual cost-of-living adjustment not to exceed +/-5%), unless a different rate is agreed to in writing by CYBX and FHS.

7.5.3 CYBX shall pay directly, or reimburse FHS, for all of FHS’s reasonable expenses (including, without limitation, air fare, local transportation, meals, lodging, and the like) incurred on or after October 19, 2009 in connection with services performed by FHS pursuant to Article 7.1, Article 7.2.1 with respect to Optioned Patent Applications, Article 7.2.2 or Article 7.3 or by *** pursuant to Article 8.1 or Article 8.2, provided such expenses are requested or approved in advance by CYBX.

***	Portions of this page have been omitted pursuant to a Confidential Treatment request and filed separately with the Commission.

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7.5.4 CYBX shall pay directly, or reimburse FHS, for all of FHS’s reasonable attorneys’ fees and other costs and expenses incurred on or after October 19, 2009 related to (i) the preparation, filing and prosecution of each Patent Application, to the extent that CYBX has requested or approved filing of the Patent Application or (ii) the issuance and maintenance of each Licensed Patent (other than the Non-Exclusive Patents).  Upon request from FHS, CYBX shall make payments for the aforementioned attorneys’ fees directly to the appropriate attorneys if such attorneys submit invoices directly to CYBX.

7.5.5 FHS shall invoice CYBX for all services pursuant to Article 7.5.2 within thirty (30) days following the end of each month during which such services are performed and CYBX shall make payments to FHS for such invoices, or invoices sent to CYBX by FHS pursuant to Article 7.5.3 or 7.5.4, within thirty (30) days after receipt thereof.  All invoices sent by FHS to CYBX shall provide an itemized accounting for costs and expenses incurred and services actually performed.  The failure of FHS to provide invoices to CYBX on a timely basis shall not deprive FHS of its right to receive payment of such invoices.

7.6 File History Inspection.  Within ten (10) days of the Effective Date, to the extent that it has not already done so pursuant to the terms of the Original License, FHS shall provide CYBX with executed originals of individual powers to inspect the prosecution file history for each and every unpublished Patent Application included in the Licensed Patents pending worldwide in the form provided by U.S. Patent and Trademark Office on its website (www.uspto.gov).  In the event that (i) for whatever reason, CYBX is unable to obtain a document comprising a portion of a prosecution file history via the foregoing website, and (ii) such document is available to FHS, then FHS shall provide an electronic or hard copy of such document in response to a request by CYBX.

7.7 Prosecution Correspondence.  FHS shall promptly provide CYBX with all correspondence delivered to or received from any patent office in connection with the Patent Applications and Licensed Patents.  CYBX, upon its own initiative, shall have the right to consult with FHS regarding proposed amendments to the claims of Patent Applications during prosecution to ensure that the scope of patent coverage is adequate.

7.8 CYBX Inventions.  Notwithstanding any other term of this Agreement, nothing in this Agreement shall be construed as a waiver, assignment, or license of, or an obligation to waive, assign, or license, or an admission against interest with respect to, any of CYBX’s rights to any invention, patent application, or patent as to which an employee or third-party consultant or contractor of CYBX or any of its Affiliates is an inventor or co-inventor.

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8.	CONSULTING SERVICES ***
8.1 Covenant for Initial Use of Consulting Services. ***
8.2 Covenant for Continued Use of Consulting Services. ***
8.3 Terms and Conditions Applicable to Consulting Services.
8.3.1 ***
8.3.2 ***

8.3.3 FHS shall invoice CYBX for all consulting services pursuant to Article 8.1 or Article 8.2, regardless of the nature of the services, within thirty (30) days following the end of each month during which such services are performed and CYBX shall make payments to FHS for such invoices within thirty (30) days after receipt thereof.  All invoices sent by FHS to CYBX shall indicate the portion of the invoiced services comprising ***.  The failure of FHS to provide invoices to CYBX on a timely basis shall not deprive FHS of its right to receive payment of such invoices.

8.3.4 In connection with each request by CYBX to *** for consulting services under Article 8.1 or 8.2, CYBX and *** shall agree in advance to an estimate of the number of hours required to complete the requested services.  *** shall not expend more than the estimated number of hours for the requested services without first obtaining the consent of CYBX.

8.3.5 CYBX’s obligations pursuant to Articles 8.1 and 8.2 are personal to *** and may not be assigned or otherwise transferred without the prior written consent of CYBX.
8.4 Termination of Consulting Services.

8.4.1 CYBX shall have the right at any time to terminate its obligations pursuant to Article 8.1 or Article 8.2 effective thirty (30) days after written notice thereof to FHS.  If CYBX exercises such right to terminate, *** shall, at any time from and after the effective date thereof, have the right and option described in Article 8.4.2.

8.4.2 ***

***	Portions of this page have been omitted pursuant to a Confidential Treatment request and filed separately with the Commission.

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8.4.3 In the event that CYBX exercises its right to terminate pursuant to Article 8.4.1 or that *** rightfully exercises his option pursuant to Article 8.4.2, then CYBX shall pay FHS for all consulting services provided and reimburse FHS for all reasonable and approved expenses incurred through the effective date thereof.

9.	WARRANTIES AND REPRESENTATIONS
9.1 Mutual Warranties and Representations. Each Party represents and warrants to the other that:
(i) it has the power to execute, deliver, and perform the terms and conditions of this Agreement and has taken all necessary action to authorize the execution, delivery, and performance hereof;

(ii) the execution, delivery, or performance of this Agreement will not constitute a violation of, be in conflict with, or result in, a breach of any agreement or contract to which it is a party or under which it is bound;

(iii) this Agreement constitutes the legal, valid and binding agreement of such Party enforceable in accordance with its terms; and

(iv) in complying with the terms and conditions of this Agreement and carrying out any obligations hereunder, it will comply with all applicable laws, regulations, ordinances, statutes, decrees, or proclamations of all governmental authorities having jurisdiction over such Party.

9.2 FHS Warranties and Representations. FHS expressly warrants and represents as of the Effective Date that:

(i) it owns all right, title, and interest in and to the Licensed Patents free and clear of all encumbrances (other than existing licenses identified in Article 3), and no third party has notified FHS that it is claiming any ownership of or right to the Licensed Patents;

(ii) it is presently aware of no patents or patent applications, not already previously disclosed to CYBX in writing, owned by a third party which would present any issue of infringement by reason of the making, using, or selling of any Licensed Product;

(iii) no Licensed Patent is involved in any pending or threatened litigation, arbitration, administrative, or other proceedings, or governmental investigation, other than ordinary patent application prosecution proceedings;

***	Portions of this page have been omitted pursuant to a Confidential Treatment request and filed separately with the Commission.

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(iv) it has not received any notice of invalidity or infringement of any of the Licensed Patents or obtained any legal opinions of counsel on patentability, validity, or infringement related thereto;
(v) it is empowered to grant the licenses granted herein;

(vi) it has no outstanding encumbrances or agreements, including any agreements with academic institutions, universities, or third-party employers, whether written, oral, or implied, which would be inconsistent with the licenses granted herein; and

(vii) it is not aware of any information, such as prior art, that would raise a substantial question of the validity or enforceability of any of the Licensed Patents.

9.3 CYBX Representation.  CYBX represents that it will use commercially reasonable efforts to develop, conduct all necessary Clinicals and obtain regulatory approval for, manufacture, and commercially launch one or more Licensed Products. CYBX further represents and warrants that it is not aware that FHS is in breach of any of the warranties and representations in Article 9.2.

9.4 Disclaimer.  OTHER THAN THOSE MENTIONED ABOVE, NEITHER PARTY MAKES ANY OTHER EXPRESS OR IMPLIED WARRANTIES, AND THERE ARE NO IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

10.	INDEMNIFICATION

10.1 FHS Indemnification.  FHS shall be liable to CYBX for and shall defend, indemnify and hold CYBX (and its directors, officers, employees, and agents) harmless against any liability, damages, or loss, other than loss of potential sales, and from any claims, suits, proceedings, demands, recoveries, or expenses (“Loss”), arising out of, based on, or caused by:

(i) the gross negligence or intentional wrongdoing of FHS or its Affiliates; and
(ii) breach by FHS of any of its representations, warranties, or covenants made herein.

10.2 CYBX Indemnification.  CYBX shall be liable for and shall defend, indemnify, and hold FHS (and it directors, officers, employees, and agents,) harmless against any Loss, arising out of, based on or caused by:

(i) the gross negligence or intentional wrongdoing of CYBX, CYBX’s Affiliates, or Sublicensees;

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(ii) breach by CYBX, CYBX’s Affiliates, or Sublicensees of its representations, warranties, or covenants made herein;

(iii) alleged defects in material, workmanship, design, adequacy of warning, or other product liability claim with respect to Licensed Products made, used, or sold by CYBX, CYBX’s Affiliates, or Sublicensees; and

(iv) claims of patent infringement made with respect to the Licensed Products.
11.	TERM AND TERMINATION

11.1 Term.  Unless otherwise terminated in accordance with the provisions below, the term of this Agreement (“Term”) shall be from October 19, 2009 until the date upon which the last of the Licensed Patents expires.

11.2 CYBX Right to Terminate.  CYBX may terminate this Agreement at any time, for any reason, upon at least thirty (30) days advance written notice to FHS, and such termination shall become effective at the end of such notice period.  Termination under this Article 11.2 shall not relieve CYBX of its obligation to pay earned royalties or any other amounts or fees incurred prior to the effective date of such termination.

11.3 Material Breach.  In addition to and notwithstanding the termination rights stated elsewhere in this Agreement, failure by CYBX on the one hand or FHS on the other hand to comply with any of the material obligations contained in this Agreement shall entitle the other Party to give the Party in default notice specifying the nature of such material default and stating its intent to terminate this Agreement if such default is not cured.  This Agreement shall terminate if such default is not cured by the defaulting Party within ninety (90) days after the receipt of such notice; provided that if the defaulting Party initiates mediation or arbitration under Article 12 within such ninety (90) day period, then this Agreement shall not terminate pending the conclusion of all proceedings under Article 12.

11.4 Post-Termination Obligations.  Upon the termination of this Agreement, all rights and obligations of each Party will terminate, except obligations for breaches of this Agreement occurring prior thereto.  Articles 10, 11, 12 and 13 shall expressly survive any termination.

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12.	ALTERNATIVE DISPUTE RESOLUTION

12.1 Right to Arbitration.  Any controversy or claim arising out of or relating to this Agreement shall be resolved by arbitration before a single arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then pertaining (available at www.adr.org), except where those rules conflict with this provision, in which case this provision controls. Any court with jurisdiction shall enforce this provision and enter judgment on any award. The arbitrator shall be selected within twenty (20) business days from initiation of the arbitration from the AAA’s National Roster of Arbitrators pursuant to agreement or through selection procedures administered by the AAA. Within forty-five (45) days of initiation of arbitration, the Parties shall reach agreement upon and thereafter follow procedures, including limits on discovery, assuring that the arbitration will be concluded and the award rendered within no more than one hundred eighty (180) days from selection of the arbitrator or, failing agreement, procedures meeting such time limits will be designed by the AAA and adhered to by the Parties. The arbitration shall be held in Wilmington,  Delaware and the arbitrator shall apply the substantive law of Delaware, except that the interpretation and enforcement of this arbitration provision shall be governed by the Federal Arbitration Act. Prior to appointment of the arbitrator or thereafter if he is unavailable, emergency relief is available from any court of competent jurisdiction to avoid irreparable harm. Except in any instance where the arbitrator determines that a Party has committed fraud or willful misconduct, the arbitrator shall not award either Party punitive, exemplary, multiplied or consequential damages.  The arbitrator shall award attorneys’ fees and costs to the prevailing Party. Subject to the immediately preceding sentence, each Party shall be responsible for its own attorneys’ fees and costs and shall share equally the cost of the AAA and the arbitrator.

12.2 Pre-Arbitration Mediation.  Prior to commencement of arbitration pursuant to Article 12.1, the Parties must attempt to mediate their dispute using a professional mediator from AAA, the CPR Institute for Dispute Resolution, or like organization selected by agreement or, absent agreement, through selection procedures administered by the AAA. Within a period of forty-five (45) days after the request for mediation, the Parties shall convene with the mediator, with business representatives present, for at least one session to attempt to resolve the matter. In no event will mediation delay commencement of the arbitration for more than forty-five (45) days absent agreement of the Parties or interfere with the availability of emergency relief.  Each Party shall be responsible for its own attorneys’ fees and costs and shall share equally the cost of the mediator.

13.	MISCELLANEOUS
13.1 Business Decisions. All business decisions with respect to the design, manufacture, sale, price, and promotion of Licensed Products shall be within the sole discretion of CYBX.

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13.2 Publicity.  No Party to this Agreement shall originate any publicity, news release, or other public announcement, written or oral, whether relating to this Agreement or any arrangement between the Parties, other than acknowledging the existence of any arrangement between the Parties, without the prior written consent of the other Party, except where such publicity, news release, or other public announcement is required by law or regulation (including U.S. securities laws and regulations); provided that in such event, the Party issuing same shall still be required to consult with the other Party a reasonable time prior to its release to allow the other Party to comment on the use of its name.

13.3 Notices.  All notices hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, one day after delivery to a nationally recognized overnight delivery service, charges prepaid, three (3) days after sent by registered or certified mail, postage prepaid, or when receipt is confirmed if by, facsimile or email:

In the case of FHS:	***
***
Flint Hills Scientific, L.L.C
2513 Via Linda Drive
Lawrence, Kansas 66047

In the case of CYBX:	Chief Executive Officer
Cyberonics, Inc.
Cyberonics Boulevard
Houston, TX 77058

Such addresses may be altered by written notice given in accordance with this Article 13.3.

***	Portions of this page have been omitted pursuant to a Confidential Treatment request and filed separately with the Commission.

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13.4 Assignment.  Either Party may assign this Agreement or any rights and obligations contemplated herein to an Affiliate or to a company acquiring substantially all of the Party’s assets to which this Agreement relates without the consent of the other Party.  In all other instances, neither Party shall assign this Agreement, any portion thereof, nor any rights granted hereunder, without the prior written consent of the other Party.  Subject to the foregoing, this Agreement shall bind and inure to the benefit of the respective Parties and their successors and assigns.

13.5 Delays.  Any delays in or failures of performance by either Party under this Agreement shall not be considered a breach of this Agreement if and to the extent caused by Force Majeure, in which case any time for performance hereunder shall be extended by the actual time of delay caused by such Force Majeure.

13.6 Waiver.  The waiver by either Party, whether express or implied, of any provisions of this Agreement, or of any breach or default of either Party, shall not be construed to be a continuing waiver of such provision, or of any succeeding breach or default or of a waiver of any other provisions of this Agreement.  Failure to terminate this Agreement following breach or failure to comply with this Agreement shall not constitute a waiver of a Party’s defenses, rights or causes of action arising from such or any future breach or noncompliance.

13.7 Severability.  Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

13.8 Independent Contractors.  The Parties are entering into this Agreement as independent contractors, and nothing herein is intended or shall be construed to create between the Parties a relationship of principal and agent, partners, joint venturers or employer and employee.  Neither Party shall hold itself out to others or seek to bind or commit the other Party in any manner inconsistent with the foregoing provisions of this Article.

13.9 Integration.  It is the mutual desire and intent of the Parties to provide certainty as to their future rights and remedies against each other by defining the extent of their mutual undertakings as provided herein.  The Parties have in this Agreement incorporated all representations, warranties, covenants, commitments, and understandings on which they have relied in entering into this Agreement.  Accordingly, this Agreement (including Attachments 1, 2, and 3, which are incorporated herein by this reference) constitutes the entire agreement and understanding between the Parties with respect to the matters contained herein, and supersedes all prior oral or written promises, representations, conditions, provisions, or terms related thereto.  The Parties may from time to time during the term of this Agreement modify any of its provisions by mutual agreement in writing.

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13.10 Headings. The inclusion of headings in this Agreement is for convenience only and shall not affect the construction or interpretation hereof.
13.11 Interpretation. Except as otherwise expressly provided in this Agreement or as the context otherwise requires, the following rules of interpretation apply to this Agreement:
(i) words in the singular will be held to include the plural and vice versa;
(ii) words of one gender will be held to include the other genders as the context requires;

(iii) “or” and “any” are not exclusive and the words “include” and “including,” and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation”;

(iv) a reference to any agreement or other contract includes amendments thereto;
(v) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder;
(vi) a reference to a person includes its permitted successors and assigns;
(vii) a reference in this Agreement to an Article, Section, Attachment, Annex, Exhibit or Schedule is to the referenced Article, Section, Annex, Exhibit or Schedule of this Agreement;

(viii) the terms “hereof,” “herein,” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the attachments hereto) and not to any particular provision of this Agreement;

(ix) all references to “$” or “dollars” herein mean U.S. dollars;

(x) each of the representations, warranties, covenants and conditions contained herein is separate and not limited or satisfied by the existence, wording, or satisfaction of any other representation, warranty, covenant, or condition contained herein; and

(xi) any reference to a sublicense shall include a covenant not to sue and the like.

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13.12 Ambiguity.  The Parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent interpretation arises, this Agreement shall be construed as if jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

13.13 Duress.  The Parties are entering into this Agreement in good faith and after careful contemplation of terms, with the advice of counsel.  The Parties are not entering into this Agreement because of duress, whether financial or otherwise, nor has a Party identified any such duress to any other Party.

13.14 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware.

13.15 ***  The Parties shall be bound by Article 9 of that certain Research and Development Agreement between the Parties dated ***, which Article 9 is incorporated herein by this reference, mutatis mutandis.  This Article 13.15 shall survive any termination of this Agreement.

13.16 Counterparts.  This Agreement may be executed in any number of counterparts, and each such counterpart hereof will be deemed to be an original instrument, but all such counterparts together will constitute but one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or email will be effective as delivery of a manually executed counterpart of this Agreement.

***	Portions of this page have been omitted pursuant to a Confidential Treatment request and filed separately with the Commission.

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This Agreement is signed by duly authorized representatives of CYBX and FHS, respectively.

Cyberonics, Inc		Flint Hills Scientific, L.L.C.
By:	/s/ Daniel J. Moore	By:	***
	Daniel J. Moore		***
	Chief Executive Officer		***

By:	/s/ Gregory H. Browne
Gregory H. Browne
Chief Financial Officer

By:	/s/ David S. Wise
David S. Wise
Vice President, General Counsel

***	Portions of this page have been omitted pursuant to a Confidential Treatment request and filed separately with the Commission.

[ATTACHMENTS TO FOLLOW]

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Attachment 1

Co-Licensed Patents

Patent or Application Serial Number	Patent Family	Title
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***	Portions of this page have been omitted pursuant to a Confidential Treatment request and filed separately with the Commission.

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Attachment 2

Exclusive Patents

Patent or Application Serial Number	Patent Family	Title
***	***	***
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***	Portions of this page have been omitted pursuant to a Confidential Treatment request and filed separately with the Commission.

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Attachment 3

Non-Exclusive Patents

Patent or Application Serial Number	Patent Family	Title
***	***	***

***	Portions of this page have been omitted pursuant to a Confidential Treatment request and filed separately with the Commission.

1